Exhibit 10.2

                                    AMENDMENT NO. 2


    AMENDMENT NO. 2, dated as of March 14, 1997, among AMERICAN DISPOSAL SERVICES, INC., a Delaware corporation (the "Company"), each of the lenders that is a signatory hereto (collectively, the "Lenders"; and Individually, a "Lender"), ING (U.S.) CAPITAL CORPORATION (formerly, Internationale Nedorlanden (U.S.) Capital Corporation), as administrative agent for the Lenders (the "Administrative Agent") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as documentation agent (the "Documentation Agent").

    The Company, the Lenders, the Administrative Agent and the Documentation Agent are parties to an Amended and Restated Credit Agreement, dated as of August 26, 1996 (as modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Company in an aggregate principal or face amount not exceeding $110,000,000.

         The Company, the Lenders, the Administrate Agent and the Documentation Agent wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto agree as follows:

    Section 1. DEFINITIONS. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement and used herein are used herein as defined therein.

    Section 2. AMENDMENTS. Subject to the satisfaction of the condition precedent specified in Section 3 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

    2.01 CHANGES TO COMMITMENT AMOUNTS. Section 1.01 of the Credit Agreement shall be amended by amending in their entirety the following definitions, as follows:

              "EXPANSION LOAN COMMITMENT: shall mean, for each Expansion Loan Lender, the obligation of such Lender to make one or more Expansion Loans in an aggregate amount up to but not exceeding the amount set forth opposite the name of such Lender on SCHEDULE 1.1 under the caption "Expansion Loan Commitment" (as the same may be reduced from time to time in accordance with this Agreement). The aggregate principal amount of the Expansion Loan Commitments is $95,000,000.

              "WORKING CAPITAL LOAN COMMITMENT" shall mean, for each Working Capital Lender, the obligation of such Lender to make Working Capital Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on SCHEDULE 1.1 under the caption "Working Capital Loan Commitment" (as the same may be reduced from time to time in accordance with this Agreement). The aggregate principal amount of the Working Capital Loan Commitments is $5,000,000.

In addition, Schedule 1.1 to the Credit Agreement shall be amended in its entirety to read as Schedule l1.1 to this Amendment.

    2.02. AMENDMENT TO INDEBTEDNESS COVENANT. Section 8.5 of the Credit Agreement shall be amended by replacing the period at the end of clause (e) thereof with "; and" and by adding a new clause (f) to read as follows:

         "(f) Indebtedness of the Company consisting of the deferred purchase price payable by the Company in respect of any Eligible Acquisition, so long as:

         (x) the aggregate principal amount of such Indebtedness does not exceed $2,000,000 at any one time outstanding, and

         (y) the maturity of such Indebtedness does not exceed 18 months."

          2.03. AMENDMENT TO MAXIMUM TOTAL INDEBTEDNESS TO EBITDA COVENANT. Clause (b) of Section 8.14 of the Credit Agreement shall be amended by replacing the table therein with the following table:

         "Period                                           Ratio


    From October 1, 1996 to and                            3.75 to 1
    including March 30, 1997

    From March 31, 1997 to and                             3.50 to 1
    including September 29, 1997

    From September 30, 1997 to and                         3.50 to 1
    including December 30, 1997

    From December 31, 1998 to and                          3.30 to 1
    including March 30, 1998

    From March 31, 1998 to and                             3.00 to 1
    including September 29, 1998

    From September 30, 1998 to and                         2.50 to 1"
    including June 30, 2003

    2.04. REVOLVING NATURE OF A PORTION OF THE EXPANSION LOAN COMMITMENTS.

    (a) The Definition of "Expansion Loan Commitment Termination Date" in
Section 1.1 of the Credit Agreement shall be amended by replacing the existing parenthetical clause therein with the following:

    "(other than amounts thereof (x) that may be required to be prepaid pursuant to Section 2.8(a)(ii), or (y) that constitute 1997 Equity Prepayments, in each case to the extent permitted to be reborrowed pursuant to SECTION 2.2(b))"

    (b) The proviso to Section 2.2(b) of the Credit Agreement (Expansion Loan Commitments) shall be amended in its entirety to read as follows:

    "PROVIDED that (x) amounts prepaid pursuant to SECTION 2.&(a)(ii) AND (y) 1997 Equity Prepayments may be reborrowed as Expansion Loans to but not including the Expansion Loan commitment Termination Date."

    (c) Section 2.9 of the Credit Agreement (Application of Mandatory Prepayments) shall be amended by adding the following at the end thereof.

IN WITNESS WHEREOF, the parties herein have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                        AMERICAN DISPOSAL SERVICES, INC.

                        By:
                             ---------------------------------
                        Title:


                        ING (U.S.) CAPITAL CORPORATION,
                        as Administrative Agent


                        By:
                             ---------------------------------
                        Title:

                        MORGAN GUARANTY TRUST COMPANY OF
                        NEW YORK,      as Documentation Agent

                        By:
                             ---------------------------------
                        Title:

                        ING (U.S.) CAPITAL CORPORATION, as Lender and as Issuing Lender

                        By:
                             ---------------------------------
                        Title:

                        MORGAN GUARANTY TRUST COMPANY OF
                        NEW YORK, as Lender

                        By:
                             ---------------------------------
                        Title:

                        BHR-BANK AKTIENGESELLSCHAFT, as Lender

                        By:
                             ---------------------------------
                        Title:

                        By:
                             ---------------------------------
                        Title



         Lender                                           Expansion Loan           Pro Rate
                                                            Commitment              Share
                                                       ---------------------------------------
ING (U.S.) Capital Corporation                         $11,735,294.12              12.3529%

Morgan Guaranty Trust                                  $11,735,294.12              12.3529%
Company of New York

BHF-Bank Aktiengesellschaft                            $11,176,370.59              11.7647%

The Boatmen's National Bank of                         $11,176,470.59              11.7647%
St. Louis

Harris Trust and Savings Bank                          $ 8,941,176.47               9.4118%

Mercantile Bank of St. Louis                           $ 8,941,176.47               9.4118%
National Association

National Bank of Canada, New York                      $11,176,470.59              11.7647%
Branch

Union Bank of California, N.A.                         $11,176,470.59              11.7647%

Wells Fargo Bank, N.A.                                 $ 8,941,176.47               9.4118%

Van Kampen American Capital                            $         0.00               0.0000%
Prime Rate Income Trust

Merrill Lynch Senior Floating Rate                     $         0.00               0.0000%
Fund, Inc.

McDonnell Douglas Finance                              $         0.00               0.0000%
Corporation

                                       5